UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2018

GCI LIBERTY, INC.

(Exact name of registrant as specified in its charter)

Alaska	001-38385	92-0072737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 Denali Street

Suite 1000

Anchorage, Alaska 99503

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (907) 868-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03                                           Material Modification of Rights of Security Holders

Item 8.01.                                        Other Events.

As previously announced, GCI Liberty, Inc. (formerly known as General Communication, Inc.), an Alaska corporation (“GCI Liberty” or the “Company”) is party to the Agreement and Plan of Reorganization, dated as of April 4, 2017 (as amended pursuant to Amendment No. 1 to Reorganization Agreement, dated as of July 19, 2017, and Amendment No. 2 to Reorganization Agreement, dated as of November 8, 2017, and as may be further amended from time to time, the “Reorganization Agreement”), by and among Liberty Interactive Corporation, a Delaware corporation (“Liberty”), Liberty Interactive LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Liberty, and the Company.

The Reorganization Agreement provides that, among other things, subject to the satisfaction (or waiver, if applicable or permitted) of certain conditions, Liberty will contribute (the “Contribution”) to the Company certain assets and liabilities attributed to its Ventures Group in exchange for, together with certain other consideration, shares of the Company’s Class A common stock, no par value (“GLIBA”), and the Company’s Class B common stock, no par value (“GLIBB”), representing a controlling interest in the Company.

In accordance with Article V, Section B.(e) of the amended and restated articles of incorporation of the Company (the “restated articles”), the Company hereby gives notice that the Contribution will occur on March 9, 2018.

Pursuant to Article V, Section B.(e) of the restated articles and in accordance with the terms of the Reorganization Agreement, upon the filing time and date specified in the accession notice for this Current Report on Form 8-K, each outstanding share of the Company’s Class A-1 common stock, no par value (the “GCI Liberty Class A-1 Common Stock”), and each outstanding share of the Company’s Class B-1 common stock, no par value (the “GCI Liberty Class B-1 Common Stock”), automatically converted into (i) a fraction of a share of GLIBA equal to 0.63 and (ii) a fraction of a share of the Company’s Series A Cumulative Redeemable Preferred Stock (“GLIBP”) equal to 0.2, in each case, without any action by the holder thereof.

The restated articles set forth the terms and the rights of holders of GLIBA, GLIBB and GLIBP.  The sections of Amendment No. 3 to the Company’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission (the “SEC”) on December 27, 2017 (File No. 333-219619), entitled “Description of Reclassified GCI Liberty Common Stock and GCI Liberty Capital Stock” and “Comparison of Shareholders’ Rights”, which describe certain provisions of the restated articles, and Item 1 to the Company’s Registration Statement on Form 8-A, filed with the SEC on March 8, 2018 (File No. 001-38385), which describes certain terms and rights of holders of GLIBA and GLIBB, are incorporated herein by reference.  These descriptions are qualified in their entirety by reference to the full text of the restated articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the completion of the proposed transactions between Liberty and GCI Liberty, and the completion of the Contribution. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and GCI Liberty expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in GCI Liberty’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of GCI Liberty, including its most recent Form 10-K, for additional information about GCI Liberty and about the risks and uncertainties related to GCI Liberty’s business which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty capital stock or any of Liberty’s tracking stocks. The offer and issuance of shares in the proposed transactions will only be made pursuant to GCI Liberty’s effective registration statement. Liberty stockholders, GCI Liberty shareholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transactions and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the proposed transactions. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. GCI Liberty investors can access additional information at ir.gci.com.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                             Exhibits.

Exhibit No.	Description
3.1

Amended and Restated Articles of Incorporation of GCI Liberty, Inc. (incorporated by reference to Exhibit 3.1 to GCI Liberty, Inc.’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on March 8, 2018 (File No. 001-38385)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2018

GCI LIBERTY, INC.

By:	/s/ Peter J. Pounds
	Name:	Peter J. Pounds
	Title:	Senior Vice President, Chief Financial Officer and Secretary